UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Annual Report to Shareholders

DWS Short-Term Municipal Bond Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

20 Portfolio Summary

21 Investment Portfolio

32 Financial Statements

36 Financial Highlights

41 Notes to Financial Statements

50 Report of Independent Registered Public Accounting Firm

51 Tax Information

52 Investment Management Agreement Approval

57 Summary of Management Fee Evaluation by Independent Fee Consultant

62 Trustees and Officers

66 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Funds purchasing bonds face the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, a portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 0.88%, 1.69%, 1.65% and 0.58% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class. A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

On July 10, 2006, the fund was reorganized from DWS Short-Term Municipal Bond Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short-Term Municipal Bond Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C for the period prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS Short-Term Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	-1.53%	1.47%	1.72%	2.78%
Class B	-2.29%	.70%	.96%	2.02%
Class C	-2.40%	.68%	.94%	2.00%
Institutional Class	-1.31%	1.73%	1.99%	3.05%
Barclays Capital 1-Year G.O. Bond Index+	4.26%	3.74%	2.75%	3.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/08	$ 9.77	$ 9.77	$ 9.76	$ 9.77
10/31/07	$ 10.25	$ 10.25	$ 10.25	$ 10.25
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .33	$ .25	$ .25	$ .35
October Income Dividend	$ .0278	$ .0213	$ .0213	$ .0297
SEC 30-day Yield as of 10/31/08++	3.59%	2.92%	2.92%	3.91%
Tax Equivalent Yield as of 10/31/08++	5.52%	4.49%	4.49%	6.02%
Current Annualized Distribution Rate as of 10/31/08++	3.36%	2.57%	2.58%	3.59%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's distribution rate and a marginal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short-Term Municipal Bond Fund — Class A [] Barclays Capital 1-Year G.O. Bond Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.00%. This results in a net initial investment of $9,800.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/08
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,650	$10,239	$10,671	$12,896
	Average annual total return	-3.50%	.79%	1.31%	2.58%
Class B	Growth of $10,000	$9,485	$10,023	$10,395	$12,209
	Average annual total return	-5.15%	.08%	.78%	2.02%
Class C	Growth of $10,000	$9,760	$10,206	$10,481	$12,188
	Average annual total return	-2.40%	.68%	.94%	2.00%
Barclays Capital 1-Year G.O. Bond Index+	Growth of $10,000	$10,426	$11,165	$11,453	$13,946
	Average annual total return	4.26%	3.74%	2.75%	3.38%

The growth of $10,000 is cumulative.

+ The Barclays Capital 1-Year General Obligation (G.O.) Bond Index (name changed from Lehman Brothers 1-Year General Obligation (G.O.) Bond Index, effective November 3, 2008) is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Short-Term Municipal Bond Fund — Institutional Class [] Barclays Capital 1-Year G.O. Bond Index+

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$986,900	$1,052,900	$1,103,400	$1,350,400
	Average annual total return	-1.31%	1.73%	1.99%	3.05%
Barclays Capital 1-Year G.O. Bond Index+	Growth of $1,000,000	$1,042,600	$1,116,500	$1,145,300	$1,394,600
	Average annual total return	4.26%	3.74%	2.75%	3.38%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Barclays Capital 1-Year General Obligation (G.O.) Bond Index (name changed from Lehman Brothers 1-Year General Obligation (G.O.) Bond Index, effective November 3, 2008) is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Institutional Class Lipper Rankings — Short Municipal Debt Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	47	of	60	78
3-Year	40	of	54	73
5-Year	23	of	48	47
10-Year	8	of	26	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 0.80% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class. A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

On July 10, 2006, the fund was reorganized from DWS Short-Term Municipal Bond Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short-Term Municipal Bond Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/08
DWS Short-Term Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	-1.32%	1.69%	1.88%	2.92%
Barclays Capital 1-Year G.O. Bond Index+	4.26%	3.74%	2.75%	3.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/08	$ 9.76
10/31/07	$ 10.24
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .35
October Income Dividend	$ .0297
SEC 30-day Yield as of 10/31/08++	3.92%
Tax Equivalent Yield as of 10/31/08++	6.03%
Current Annualized Distribution Rate as of 10/31/08++	3.59%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2008 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.57% for Class S shares had certain expenses not been reduced. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.24% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Short Municipal Debt Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	48	of	60	79
3-Year	41	of	54	75

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short-Term Municipal Bond Fund — Class S [] Barclays Capital 1-Year G.O. Bond Index+

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,868	$10,515	$10,979	$13,330
	Average annual total return	-1.32%	1.69%	1.88%	2.92%
Barclays Capital 1-Year G.O. Bond Index+	Growth of $10,000	$10,426	$11,165	$11,453	$13,946
	Average annual total return	4.26%	3.74%	2.75%	3.38%

The growth of $10,000 is cumulative.

+ The Barclays Capital 1-Year General Obligation (G.O.) Bond Index (name changed from Lehman Brothers 1-Year General Obligation (G.O.) Bond Index, effective November 3, 2008) is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 984.10	$ 980.20	$ 980.10	$ 985.10	$ 985.10
Expenses Paid per $1,000*	$ 4.24	$ 7.96	$ 7.96	$ 2.99	$ 2.99
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,020.86	$ 1,017.09	$ 1,017.09	$ 1,022.12	$ 1,022.12
Expenses Paid per $1,000*	$ 4.32	$ 8.11	$ 8.11	$ 3.05	$ 3.05
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short-Term Municipal Bond Fund	.85%	1.60%	1.60%	.60%	.60%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Short-Term Municipal Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the DWS Short-Term Municipal Bond Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 2003.

• Over 32 years of investment industry experience.

• BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund in 2003.

• Over 23 years of investment industry experience.

• BA, Duke University.

Shelly Deitert

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1997 and the fund in 2003.

• Over 11 years of investment industry experience.

• BA, Taylor University.

In the following interview, the portfolio management team discusses the fund's performance for the 12-month period ended October 31, 2008, and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Will you describe the performance of the municipal bond market during the annual period ended October 31, 2008?

A: Returns for the broad municipal bond market were negative for the full period. The municipal bond market, as measured by the Barclays Capital Municipal Bond Index, returned -3.30% for the 12-month period ended October 31, 2008.1 However, within the municipal market, shorter-term issues outperformed dramatically, as reflected in the 4.26% return for the Barclays Capital 1-Year General Obligation Bond Index.2 Municipals overall underperformed the broad taxable bond market, as measured by the Barclays Capital US Aggregate Index, which returned 0.30% for the same period.3 Much of the taxable outperformance versus municipals has been driven by investor interest in US Treasuries in the wake of the credit market crisis that began to unfold in the summer of 2007.

One outgrowth of the credit crisis was that during the year insurers MBIA Corp. and AMBAC Financial Group, Inc. both lost their last AAA rating, and Financial Guaranty Insurance Company was downgraded to junk status.4 Insured issues have increasingly been trading on the basis of the underlying credit. In addition, the proportion of new issues with insurance has been greatly diminished in recent months. In fact, the reduction of AAA-rated bonds represented in the fund's portfolio is in significant part the result of downgrades experienced by leading bond insurers. A weakening economy added to municipal credit concerns as well. The net result has been an increase in non-AAA issues and widening of municipal credit spreads.5

1 The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008), an unmanaged, market-value- weighted measure of municipal bonds issued across the United States.
2 The Barclays Capital 1-Year General Obligation Bond Index (name changed from Lehman Brothers 1-Year General Obligation (G.O.) Bond Index, effective November 3, 2008) is an unmanaged index including bonds that have a minimum credit rating of BAA3, are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity up to two years, are backed by the full faith and credit of an issuer with taxing power, and were issued after December 31, 1990.
3 The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities. and asset-backed securities with average maturities of one year or more.
4 A junk status bond is issued by companies whose credit ratings are below investment grade, and generally given a bond rating of BB or lower by bond rating agencies. Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
5 Credit spread reflects the difference in yield between bonds of different credit qualities but comparable maturities.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

In September, the ongoing credit market distress reached new levels of visibility. First, the US Treasury announced that Fannie Mae and Freddie Mac were being placed into conservatorship by the Federal Housing Finance Agency. This was followed by the failure of leading investment bank Lehman Brothers and a US Treasury bailout of global insurance conglomerate AIG. Seeking shelter from the credit market storm, Morgan Stanley and Goldman Sachs converted to bank holding companies, while the FDIC seized giant thrift Washington Mutual and facilitated its sale to JPMorgan Chase. As these events unfolded, the Bush administration gained approval of a mammoth rescue package designed to unfreeze credit markets by funding the removal of illiquid mortgage-related debt from the balance sheets of major financial institutions.

The net result was an evaporation of liquidity as the credit markets seized in September. In this environment, investors fled to Treasuries and most other asset classes, including municipals, suffered. Many institutional municipal market participants were forced to unwind positions into an illiquid market, putting further pressure on municipals. To illustrate, the municipal market fell 4.69% in September as gauged by the Barclays Capital Municipal Bond Index.

Over the 12 months, the US Federal Reserve Board (the Fed) reduced the fed funds rate — the benchmark short-term lending rate — seven times by a total of 350 basis points (3.5 percentage points) to 1.00%. In keeping with this movement, the municipal yield curve steepened significantly during the period.6 For the 12 months, yields on two-year municipal issues fell by 85 basis points, while bonds with 30-year maturities experienced a yield increase of 96 basis points, resulting in a steepening of 181 basis points. The municipal curve steepened especially sharply between one and five years. (100 basis points equals one percentage point. See the accompanying graph for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 10/31/07 and 10/31/08)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS fund.

6 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

The pace of municipal issuance varied widely during the year, slowing in the wake of the insurer concerns, picking up dramatically in April as issuers converted from the auction rate market to fixed structures and stalling again as the credit crisis peaked in September.7 On the demand side, the municipal market experienced a significant dislocation between municipal supply and demand early in the period as institutional investors who had been using leveraging and hedging strategies were forced by the liquidity crisis to unwind positions. As the period progressed, municipal demand became much more driven by retail buyers, helping to increase demand for shorter-term issues and supporting the steepening of the yield curve.

Q: How did DWS Short-Term Municipal Bond Fund perform for the annual period ended October 31, 2008?

A: DWS Short-Term Municipal Bond Fund posted a total return for the 12 months of -1.53% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance), compared with a return of 4.26% for its benchmark, the unmanaged Barclays Capital 1-Year General Obligation Bond Index. The fund also lagged its average peer in the Lipper Short Municipal Debt Funds category, which gained 0.73%.8 (Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

7 Municipal auction rate securities are debt instruments that typically have a long nominal maturity with interest rate resets determined via a Dutch auction. Bids are filled in order from the lowest yield to the highest yield necessary to sell out the issue, with all successful bidders receiving the highest yield. Reset periods normally range from 1 to 35 days.
8 The Lipper Short Municipal Debt Funds category comprises funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to performance?

A: The fund has held a position in floating rate municipal issues with coupons that are reset quarterly based on a percentage of LIBOR, plus a fixed spread based primarily on credit risk.9 As municipals underperformed taxables including LIBOR during the period, interest payments on these issues became less favorable compared to other municipals and their prices suffered as a result. Although we have trimmed the fund's holdings in this area, we have maintained exposure to the sector as we expect valuations to improve.

The fund's exposure to prepaid utility contract bonds was also a drag on returns for the year as credit spreads widened. These bonds are backed by brokerage firms, and their prices were impacted by concerns over the impact of the credit market crisis on these firms. Holdings of housing-related issues hurt performance as well, as even issues backed by high-quality loans were impacted by pressure on the mortgage sector.

On the positive side, the fund had significant exposure to bonds that were prerefunded, and this helped relative performance as credit spreads widened on other, lower-quality issues.10 The fund's exposure to bonds with maturities of five years or less helped as well, given declining yields on shorter maturity municipals over the year.

During the year, we sought to benefit from technical factors influencing the way various segments of the municipal market traded. A leading example was with respect to the conversion of auction-rate issues to fixed-rate securities. Given the volume of conversions from the stalled auction-rate market, issuers were forced to offer an interest premium to attract buyers. In addition, in order to compensate for the loss of the weekly or monthly resets provided by the auction-rate structure, many issues came to market with put options in the three- to five-year range, bringing them into the opportunity set for shorter-term funds such as ours.11

9 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.
10 Prerefunded bonds have their principal cash amount already held aside by the original issuer of the debt. A subset of the municipal and corporate bond classes, the funds required to pay off prerefunded bonds are held in escrow until the maturity date, usually by purchasing Treasury or agency paper.
11 A put option (sometimes simply called a "put") is a financial contract between two parties, the seller (writer) and the buyer of the option. The put allows its buyer the right but not the obligation to sell a commodity or financial instrument (the underlying instrument) to the writer (seller) of the option at a certain time for a certain price (the strike price.) The writer (seller) has the obligation to purchase the underlying asset at that strike price, if the buyer exercises the option.

In addition, toward the end of the period, the credit crisis caused a drop in confidence in the stability of money market fund share prices. This led to a sharp spike in short-term interest rates, which we took advantage of to add yield to the fund by increasing exposure to maturities under one year.

Municipal yields are currently attractive versus Treasuries, and in fact exceeded Treasury yields at the end of the period even before taking into account the tax advantage of municipals. To illustrate, at the end of October 2008, two-year municipals were yielding 160% of comparable maturity Treasuries, as compared to 84% 12 months earlier. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions. Given a weakening economy and the greatly reduced role of insurance in the municipal market, we believe the expertise of our dedicated municipal credit research team in evaluating both municipal sectors and individual bonds has never been more important.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	10/31/08	10/31/07

Revenue Bonds	54%	53%
ETM/Prerefunded Bonds	21%	27%
General Obligation Bonds	14%	13%
Lease Obligations	8%	6%
Open End Investment Company	3%	1%
	100%	100%
Quality	10/31/08	10/31/07

AAA	28%	47%
AA	41%	30%
A	16%	11%
BBB	7%	7%
Not Rated	8%	5%
	100%	100%
Effective Maturity	10/31/08	10/31/07

Under 1 year	34%	45%
1.00-2.99 years	29%	31%
3.00-4.99 years	27%	16%
Greater than 5.00	10%	8%
	100%	100%
Top Five State Allocations	10/31/08	10/31/07

Texas	10%	11%
Pennsylvania	7%	5%
Illinois	7%	8%
New Jersey	6%	3%
New York	5%	5%

Weighted average effective maturity: 2.4 years and 1.7 years, respectively.

Asset allocation, quality, effective maturity and state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 95.9%
Alabama 4.0%
Auburn, AL, General Obligation, 144A, 4.85%, 11/1/2011	364,861	357,162
Jefferson County, AL, Sewer Revenue, Capital Improvement Warrants Prerefunded:
5.0%, 2/1/2041 (a)	8,000,000	8,544,960
Series A, 5.75%, 2/1/2038 (a)	5,000,000	5,099,550
		14,001,672
Alaska 1.4%
Alaska, State Housing Finance Corp., Home Mortgage, Series A, AMT, 5.0%, 6/1/2036 (a)	5,000,000	4,821,500
Arizona 2.2%
Arizona, Health Facilities Authority Revenue, Banner Health, Series A, 5.0%, 1/1/2019	2,000,000	1,885,560
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (a)	250,000	258,257
Maricopa County, AZ, Industrial Development Authority, Single Family Mortgage Revenue, Series 2B, AMT, 5.55%, 3/1/2028	65,000	64,941
Pima County, AZ, Higher Education Revenue, Industrial Development Authority, Series A, 5.0%, 5/1/2013 (a)	1,645,000	1,471,831
Scottsdale, AZ, Municipal Property Corp., Excise Tax Revenue, 5.0%, 7/1/2014	3,320,000	3,559,704
Snowflake, AZ, Sales & Special Tax Revenue, 4.0%, 7/1/2013	420,000	415,229
		7,655,522
Arkansas 0.7%
Chicot County, AR, Sales & Special Tax Revenue, Sales & Use Tax, 4.15%, 7/1/2026 (a)	285,000	227,074
Little Rock, AR, Residential Housing & Public Facility Board, Series B, Zero Coupon, 7/15/2011	25,000	20,751
Rogers, AR, Sales & Special Tax Revenue, Series A, 4.125%, 9/1/2023 (a)	2,370,000	2,375,143
Springdale, AR, Residential Housing & Healthcare Facility Board, Series A, 7.65%, 9/1/2011	4,363	4,454
		2,627,422
California 2.3%
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, AMT, 4.7%, 10/15/2012	680,000	672,819
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, Citrus Gardens Apartments Project, 4.25%, 7/1/2012	250,000	253,208
Carlsbad, CA, Multi-Family Housing Revenue, Series A, AMT, 3.7%, 2/1/2013	435,000	433,473
Delta Counties, CA, Home Mortgage Finance Authority, Single Family Mortgage Revenue, Pacific Mortgage-Backed Securities, Series A, AMT, 6.7%, 6/1/2024 (a)	10,000	10,086
Northern California, Gas Authority Project No. 1 Revenue, 3.231%*, 7/1/2019	8,000,000	3,280,000
Placer County, CA, Water Agency, Middle Fork Project, 3.75%, 7/1/2012	160,000	157,730
San Diego, CA, Housing Authority Multi-Family Housing Revenue, Hollywood Palms Apartments, Series C, AMT, 5.1%, 11/1/2013	720,000	731,966
San Joaquin County, CA, Certificates of Participation, General Hospital Project, 5.25%, 9/1/2014 (a)	2,475,000	2,543,830
		8,083,112
Colorado 1.8%
Arvada, CO, Industrial Development Authority, Wanco, Inc. Project, AMT:
144A, 5.6%, 12/1/2012, US Bank NA (b)	205,000	197,315
144A, 5.8%, 12/1/2017, US Bank NA (b)	355,000	324,463
Aurora, CO, Industrial Development Revenue, Series A, 5.375%, 12/1/2011	365,000	364,993
Central Platte Valley, CO, Core City, General Obligation, Metropolitan District, Series A, 5.0%, 12/1/2031, BNP Paribas (b)	1,750,000	1,784,475
Colorado, Health Facilities Authority Revenue, Catholic Health, Series C-6, 3.95%, 9/1/2036	1,610,000	1,616,488
Colorado, Housing Finance Authority, Single Family Program, Series B-2, AMT, 6.4%, 11/1/2024	45,000	45,896
Colorado, Single Family Housing Revenue, Housing & Finance Authority:
AMT, 5.0%, 5/1/2032 (a)	840,000	722,996
Series A-2, AMT, 7.25%, 5/1/2027	40,000	40,585
El Paso County, CO, Public Housing Revenue, Series A, AMT, 4.1%, 12/20/2012	350,000	339,182
Pueblo County, CO, Certificates of Participation, ETM, 6.25%, 12/1/2010	705,000	729,040
		6,165,433
Connecticut 1.5%
Stamford, CT, Housing Authority, Multi-Family Revenue, Fairfield Apartments Project, AMT, 4.75%, 12/1/2028	5,125,000	5,119,824
District of Columbia 0.1%
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Rockburne Estates, AMT, 5.2%, 2/20/2009	30,000	30,132
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Stanton Glenn Apartments, AMT, 5.6%, 11/1/2010	375,000	383,021
		413,153
Florida 3.9%
Brevard County, FL, Housing Finance Authority, Homeowner Mortgage Revenue, Series B, 6.5%, 9/1/2022	122,000	128,100
Broward County, FL, Airport Systems Revenue, AMT, Series E, 5.25%, 10/1/2012 (a)	6,000,000	5,964,120
Florida, Citizens Property Insurance Corp., High Risk Account, Series A, 5.0%, 3/1/2009 (a)	3,000,000	3,020,250
Hillsborough County, FL, Special Assessment Revenue, 5.0%, 3/1/2014 (a)	2,135,000	2,193,542
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,275,400
		13,581,412
Georgia 4.4%
Augusta-Richmond County, GA, Coliseum Revenue Authority, ETM, 6.3%, 2/1/2010	90,000	92,603
Carroll County, GA, School District, Sales Tax, 5.0%, 4/1/2010	2,000,000	2,075,940
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Oakley Run Apartments Project, 4.75%, 3/1/2032	2,715,000	2,705,905
De Kalb County, GA, Housing Authority, Multi-Family Housing Revenue, Park Briarcliff Apartments, Series A, 4.55%, 12/1/2028	250,000	250,400
Decatur, GA, Industrial Development Revenue, Downtown Development Authority, 5.15%, 11/1/2008	765,000	765,000
Douglas County, GA, Housing Authority, Multi-Family Housing Revenue, Millwood Park Apartments, AMT, 5.1%, 1/1/2009	35,000	35,073
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2009	3,000,000	2,998,110
Series A, 5.0%, 3/15/2010	4,000,000	3,960,560
Monroe County, GA, Development Authority Pollution Control Revenue, Georgia Power Co. Plant Scherer, First Series, 4.5%, 7/1/2025	2,640,000	2,617,877
		15,501,468
Hawaii 1.5%
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2012	4,000,000	4,240,280
Hawaii, State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series A, AMT, 5.2%, 7/1/2012	1,075,000	1,071,345
		5,311,625
Idaho 0.4%
Idaho, Housing Agency, Single Family Mortgage, AMT:
Series G-2, 5.75%, 1/1/2014	20,000	20,024
Series E, 5.95%, 7/1/2020	60,000	60,015
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT:
5.1%, 7/1/2023	215,000	185,332
5.15%, 7/1/2023	510,000	436,631
5.4%, 7/1/2021	120,000	108,444
5.95%, 7/1/2019	460,000	460,106
Idaho, Housing Agency, Single Family Mortgage, Series H-2, AMT:
5.1%, 7/1/2020	105,000	101,709
5.85%, 1/1/2014	100,000	100,426
		1,472,687
Illinois 6.5%
Chicago, IL, O'Hare International Airport Revenue, Series A, 5.0%, 1/1/2015 (a)	4,500,000	4,661,370
Chicago, IL, Single Family Mortgage Revenue, AMT, 6.3%, 9/1/2029	200,000	203,856
Huntley, IL, Project Revenue, Installment Contract, 5.85%, 12/1/2015	1,145,000	1,172,045
Huntley, IL, Sales & Special Tax Revenue, Prerefunded, 7.75%, 3/1/2029	4,588,000	4,769,088
Illinois, Health Facilities Authority Revenue, 5.25%, 11/15/2013 (a)	1,000,000	1,000,530
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008 (a)	445,000	444,729
Lake County, IL, Forest Preserve District, Series A, 2.369%*, 12/15/2020	5,000,000	3,600,000
McCook, IL, Hospital & Healthcare Revenue, British Home Project, 4.25%, 12/1/2014, LaSalle Bank NA (b) (c)	755,000	756,155
McLean & Woodford Counties, IL, Community Unit School District No. 5, Prerefunded, 6.375%, 12/1/2016 (a)	4,820,000	5,319,786
Normal, IL, Multi-Family Housing Revenue, AMT, 3.75%, 12/1/2013	1,035,000	1,022,104
		22,949,663
Indiana 4.5%
Indiana, Bond Bank Revenue, State Revolving Fund, Series B, Prerefunded, 5.25%, 8/1/2019	4,000,000	4,238,680
Indiana, Finance Authority Health Systems Revenue, Sisters of St. Francis Health, Series C, 5.0%, 11/1/2014	2,000,000	1,986,720
Indiana, Health Facilities Funding Authority, Series A, ETM, 5.75%, 9/1/2015	2,930,000	2,982,623
Indiana, Health Facility Financing Authority Revenue, Ascension Health, Series A-1, 5.0%, 11/1/2027	1,000,000	995,790
Indiana, Transportation Finance Authority, Highway Revenue, Series A, Prerefunded, 5.25%, 6/1/2016 (a)	5,000,000	5,430,250
Tipton, IN, School District General Obligation, School Building Corp., 5.55%, 7/15/2012 (a)	335,000	349,341
Wells County, IN, Hospital Authority Revenue, ETM, 7.25%, 4/1/2009	15,000	15,230
		15,998,634
Kansas 0.4%
Sedgwick & Shawnee Counties, KS, Single Family Mortgage Revenue, Series B-4, AMT, 4.25%, 6/1/2023	770,000	683,668
Shawnee, KS, Multi-Family Housing Revenue, Prairie Lakes Apartments, AMT, 4.35%, 2/1/2013	575,000	557,301
		1,240,969
Kentucky 0.8%
Kentucky, Economic Development Finance Authority Revenue, Catholic Health, Series 04-D, 3.5%, 5/1/2034	1,000,000	995,330
Kentucky, Housing Corp. Revenue, Series G, AMT, 5.0%, 7/1/2030	2,205,000	1,929,728
Louisville, KY, Multi-Family Housing Revenue, 5.15%, 7/1/2009	10,000	10,063
		2,935,121
Louisiana 0.1%
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	45,000	46,597
Orleans, LA, Water & Sewer Revenue, Levee District, 5.95%, 11/1/2015 (a)	480,000	480,605
		527,202
Maine 0.3%
Maine, Finance Revenue Authority, Electronic Rate Stabilization, AMT, 5.2%, 7/1/2018 (a)	1,005,000	924,409
Maryland 3.6%
Maryland, State Community Development Administration, Department of Housing & Community Development, Series E, AMT, 5.5%, 3/1/2032	1,925,000	1,734,829
Maryland, State Department of Transportation & Conservation, 5.0%, 2/15/2018	5,000,000	5,274,400
Maryland, University of Maryland, Systems Auxiliary Facility & Tuition Revenue, Series A, 5.0%, 4/1/2012	5,000,000	5,302,300
Prince Georges County, MD, Housing Authority, Single Family Mortgage Revenue:
Series A, AMT, 3.9%, 8/20/2012	265,000	266,405
Series A, AMT, 5.6%, 12/1/2034	70,000	70,033
Series A, AMT, 7.0%, 8/1/2033	70,000	70,906
Series A, AMT, 7.4%, 8/1/2032	35,000	35,491
		12,754,364
Massachusetts 0.7%
Massachusetts, Bay Transportation Authority Revenue, Series A, Prerefunded, 5.25%, 7/1/2030	2,170,000	2,276,026
Massachusetts, Development Finance Agency, Curry College, Series A, 4.6%, 3/1/2009 (a)	25,000	25,033
		2,301,059
Michigan 1.1%
Detroit, MI, Sewer Disposal Revenue, Series D, 3.201%*, 7/1/2032 (a)	4,105,000	2,791,400
Detroit, MI, Water Supply System, ETM, 6.25%, 7/1/2012 (a)	150,000	159,516
Michigan, Strategic Fund, Limited Obligation Revenue, United Jewish Project, 5.75%, 1/1/2012, Bank One NA (b)	800,000	748,824
		3,699,740
Minnesota 0.5%
Coon Rapids, MN, Multi-Family Housing Revenue, Brown Meadow Manor, Series A, AMT, 3.875%, 7/1/2014	650,000	599,430
Minnesota, Single Family Housing Revenue, Housing Finance Agency, 5.2%, 1/1/2017	1,160,000	1,192,120
		1,791,550
Mississippi 0.2%
Mississippi, Single Family Housing Revenue, AMT, 6.3%, 6/1/2031	630,000	638,278
Missouri 3.5%
Brentwood, MO, Tax Increment Revenue, 4.7%, 4/1/2019 (a)	75,000	75,625
Jackson County, MO, Hospital & Healthcare Revenue, St. Joseph Hospital, ETM, 7.5%, 6/1/2010	430,000	452,098
Kansas City, MO, Core City General Obligation, Streetlight Project, Series A, Prerefunded, 5.75%, 2/1/2012	100,000	105,320
Missouri, Bi-State Development Agency, Illinois Metropolitan District Revenue, Metrolink, Series A, 3.95%, 10/1/2035, JPMorgan Chase Bank (b)	2,000,000	2,037,060
Missouri, Development Finance Board, Greater St. Louis Project, 4.9%, 9/1/2010, Bank of America NA (b)	685,000	685,993
Missouri, Housing Development Community, Single Family Mortgage, Series C, 6.55%, 9/1/2028	90,000	93,636
Missouri, Housing Development Community, Single Family Mortgage, AMT, 7.45%, 9/1/2031	120,000	121,905
Missouri, Single Family Housing Revenue, Housing Development, Series B-2, AMT, 5.75%, 3/1/2019	15,000	14,909
Missouri, Single Family Housing Revenue, Housing Development Community Mortgage, Series C, AMT, 7.25%, 9/1/2026	5,000	5,064
Missouri, State Highways & Transit Commission, State Road Revenue, Series A, Prerefunded, 5.0%, 2/1/2014	5,000,000	5,311,200
Missouri, State Housing Development, Commission Single Family Mortgage Revenue, Homeownership Loan Program, Series C, AMT, 5.6%, 9/1/2035	2,110,000	1,955,126
St. Charles County, MO, Industrial Development Authority, Health Care Facilities Revenue, Garden View Care Center Project, AMT, 5.4%, 11/15/2016, US Bank NA (b)	1,480,000	1,464,771
		12,322,707
Nebraska 1.0%
Clay County, NE, Industrial Development Revenue, Hybrids Cooperative Project, AMT:
4.75%, 3/15/2009, US Bank NA (b)	215,000	214,701
5.25%, 3/15/2014, US Bank NA (b)	1,610,000	1,525,411
Fillmore County, NE, Industrial Development Revenue, Omalley Grain, Inc. Project, AMT:
4.7%, 12/1/2008, US Bank NA (b)	190,000	189,981
5.0%, 12/1/2010, US Bank NA (b)	45,000	44,578
5.0%, 12/1/2011, US Bank NA (b)	180,000	172,168
5.1%, 12/1/2012, US Bank NA (b)	135,000	129,914
5.2%, 12/1/2013, US Bank NA (b)	195,000	185,847
Nebhelp, Inc., NE, Student Loan Program, Series B, AMT, 5.875%, 6/1/2014 (a)	955,000	955,048
		3,417,648
Nevada 1.9%
Clark County, NV, School District General Obligation, 5.5%, 6/15/2013 (a)	4,700,000	5,079,854
Nevada, Housing Division, Single Family Housing Revenue, Series B-1, 5.25%, 10/1/2017	330,000	333,188
Nevada, Housing Division, Single Family Mortgage, Series A, AMT, 5.15%, 10/1/2014	30,000	29,449
Nevada, Single Family Housing Revenue, Housing Division, Series A-2, AMT, 5.2%, 10/1/2018	200,000	194,068
Washoe, NV, Public Safety Training, 4.875%, 9/1/2010 (a)	1,055,000	1,056,393
		6,692,952
New Hampshire 0.0%
New Hampshire, Housing Finance Authority, AMT, 6.125%, 1/1/2018, Landesbank Hessen-Thuringen (b)	15,000	15,079
New Jersey 6.0%
Gloucester County, NJ, Public Improvement Authority, Electric Mobility Project, AMT, 5.0%, 11/1/2010	215,000	215,176
Keansburg, NJ, Elderly Housing Mortgage Revenue, HUD Section 8, 5.625%, 3/1/2011	130,000	130,000
Livingston, NJ, School District Revenue, Board of Education, 144A, 3.8%, 8/1/2014	797,959	786,046
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series W, 5.0%, 3/1/2012	2,375,000	2,477,244
Series J-4, 5.0%, 9/1/2029 (a)	5,000,000	5,171,550
New Jersey, State Transportation Trust Fund Authority:
Series C, ETM, 5.0%, 6/15/2011	5,000,000	5,286,100
Series A, Prerefunded, 6.125%, 6/15/2015	6,650,000	7,055,184
		21,121,300
New Mexico 0.0%
New Mexico, Mortgage Finance Authority, Second Mortgage Program, AMT, 144A, 6.5%, 1/1/2018	130,700	132,054
New York 4.7%
New York, State Tollway Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2012	1,000,000	1,056,940
New York, Tobacco Settlement Financing Corp.:
Series B, 5.0%, 6/1/2011	4,500,000	4,695,210
Series C-1, 5.25%, 6/1/2013	10,000,000	10,001,800
New York, NY, Higher Education Revenue, Dormitory Authority, Series A, 5.25%, 5/15/2013	585,000	614,893
		16,368,843
North Carolina 1.5%
North Carolina, Housing Finance Agency, Home Ownership, Series 22-A, AMT, 5.5%, 7/1/2036	3,100,000	2,858,448
North Carolina, Municipal Power Agency, Number 1 Catawba Electric Revenue, Series A, 5.25%, 1/1/2013	2,500,000	2,577,050
		5,435,498
Ohio 3.8%
Bowling Green, OH, Multi-Family Revenue, Village Apartments, Series A, 4.75%, 9/20/2011	120,000	123,308
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-1, 5.0%, 6/1/2015	4,500,000	4,077,765
Franklin County, OH, Multi-Family Revenue, Lincoln Park Project, AMT, Series A, 5.65%, 4/20/2013	190,000	191,100
Hancock County, OH, Multi-Family Revenue, Crystal Glen Apartments, Series C, AMT, 5.05%, 1/1/2010, Federal Home Loan Bank (b)	465,000	464,982
Mason, OH, Health Care Facilities, MCV Health Care Facilities Project, 5.25%, 2/20/2020	45,000	44,084
Montgomery County, OH, Catholic Health Revenue, Series C-2, 4.1%, 10/1/2041	1,135,000	1,155,589
Ohio, American Municipal Power, Inc., Electricity Purchase Revenue, Series A, 5.0%, 2/1/2011	5,000,000	4,770,700
Ohio, Housing Finance Agency, Single Family Mortgage Revenue, Series A, 5.75%, 4/1/2016 (a)	25,000	25,013
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2019	2,500,000	2,400,850
Ohio, State Water Development Revenue, Water & Sewer, Pure Water, Series I, ETM, 7.25%, 12/1/2008 (a)	65,000	65,273
		13,318,664
Oklahoma 0.1%
Bryan County, OK, Economic Development Revenue Authority, Single Family Mortgage, Series A, 8.6%, 7/1/2010	35,000	24,456
Comanche County, OK, Home Finance Authority Mortgage Revenue, Multi-Family FHA Diplomat, Series A, 5.2%, 12/1/2013	410,000	416,511
		440,967
Pennsylvania 6.6%
Allentown, PA, Hospital Authority, ETM, 8.0%, 3/1/2009	30,000	30,541
Chester, PA, Core City General Obligation, Series B, 5.8%, 12/1/2013 (a)	1,055,000	994,253
Langhorne, PA, Hospital Revenue, Franciscan Health, St. Mary's Hospital Authority, Series A, 7.0%, 6/15/2015 (a)	1,770,000	1,785,877
Pennsylvania, Financing Authority Revenue, AMT, 5.0%, 6/1/2010 (a)	1,090,000	1,093,739
Pennsylvania, Housing Finance Agency, Single Family Mortgage, Series 90A, AMT, 5.0%, 10/1/2035	2,030,000	1,825,498
Pennsylvania, State General Obligation:
Third Series, 5.0%, 9/1/2013 (a)	5,000,000	5,335,900
First Series, 5.0%, 1/1/2014 (a)	5,000,000	5,266,400
5.5%, 2/1/2013	4,000,000	4,323,160
Pennsylvania, State Higher Educational Facility, Gwynedd Mercy College, ETM, 5.0%, 11/1/2008	30,000	30,000
Pennsylvania, TJHU System Project, 6.0%, 1/11/2011 (c)	526,045	529,679
Philadelphia, PA, Industrial Development Revenue, Authority for Individual Development Senior Living Revenue:
Series A, 4.7%, 7/1/2013	220,000	204,510
Series C, 4.7%, 7/1/2013	210,000	195,214
Series E, 4.7%, 7/1/2013	245,000	227,749
Philadelphia, PA, Multi-Family Housing Revenue, Series B, AMT, 4.5%, 10/1/2013	845,000	786,230
Pittsburgh, PA, Industrial Development Revenue, Urban Redevelopment Authority, Series A, 144A, 6.0%, 12/1/2011, PNC Bank NA (b)	285,000	287,197
York County, PA, Housing Redevelopment Mortgage Corp., Series A, 6.875%, 11/1/2009	160,000	160,296
		23,076,243
Puerto Rico 4.1%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2008	10,000,000	10,014,000
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.0%, 7/1/2011	930,000	943,048
Puerto Rico, Municipal Finance Agency, Series A, 5.0%, 8/1/2009	3,500,000	3,543,120
		14,500,168
South Carolina 1.0%
South Carolina, State Public Service Authority Revenue, Series D, 5.25%, 1/1/2014 (a)	3,500,000	3,699,220
South Dakota 0.2%
South Dakota, Hospital & Healthcare Revenue, 5.4%, 8/1/2013 (a)	810,000	813,734
Tennessee 2.5%
Jackson, TN, Hospital Revenue, Jackson-Madison County Project, 5.25%, 4/1/2014	1,290,000	1,282,144
Sullivan County, TN, Health Educational & Housing Facilities Board, Multi-Family Housing Authority, Maple Oaks Apartment Project, AMT, 3.0%, 12/1/2009	75,000	75,024
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.0%, 9/1/2009	5,000,000	4,952,200
Tennessee, Housing Development Agency, Homeownership Program, AMT, Series 2006-3, 5.75%, 7/1/2037	2,725,000	2,544,087
		8,853,455
Texas 9.8%
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Series A, 6.0%, 6/1/2009 (a)	210,000	213,471
Harris County, TX, Hospital District Mortgage Revenue, 7.4%, 2/15/2010 (a)	1,100,000	1,135,277
Houston, TX, Utility System Revenue, Series C-2A, 5.0%, 5/15/2034 (a)	1,630,000	1,682,388
North Texas, Tollway Authority Revenue:
4.125%, 11/19/2008	320,000	320,262
Series G, 5.0%, 1/1/2038	2,860,000	2,874,929
Series E-2, 5.25%, 1/1/2038	5,000,000	5,032,900
Series L-2, 6.0%, 1/1/2038 (d)	2,000,000	2,003,440
Tarrant County, TX, Multi-Family Housing Revenue, Housing Financial Corp., Series A, AMT, 3.7%, 12/20/2013	680,000	631,659
Tarrant County, TX, Public Housing Revenue, Housing Financial Corp., Series A, AMT, 3.85%, 1/20/2013	645,000	644,994
Texas, Multi-Family Housing Revenue, Wintergreen Project, AMT, 4.85%, 9/20/2012	95,000	94,567
Texas, Municipal Gas Acquisition & Supply Corp. II, Gas Supply Revenue, 2.589%*, 9/15/2017	7,000,000	6,020,000
Texas, Permanent University Fund, Series A, 5.0%, 7/1/2014	5,000,000	5,334,550
Texas, Trinity River Authority, Regional Wastewater Systems Revenue, 5.0%, 8/1/2014	4,805,000	5,095,703
Wichita Falls, TX, Water & Sewer Revenue, Prerefunded, 5.375%, 8/1/2024 (a)	3,000,000	3,206,070
		34,290,210
Utah 1.1%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (a)	245,000	254,219
Utah, Housing Finance Agency, Single Family Mortgage:
Series A-2, Class III, AMT, 5.05%, 7/1/2012	5,000	4,964
Series A-2, Class III, AMT, 5.2%, 7/1/2011	20,000	20,171
Series B-2, Class III, AMT, 5.25%, 7/1/2011	20,000	20,181
Series A-2, Class II, AMT, 5.4%, 7/1/2016	50,000	49,604
Series C, Class III, AMT, 6.25%, 7/1/2014	115,000	116,971
Utah, Single Family Housing Revenue, Series D-2, AMT, 5.0%, 7/1/2018	815,000	751,022
Utah, Single Family Housing Revenue, Mortgage Revenue, Series G, AMT, 4.875%, 1/1/2019	1,680,000	1,611,557
Utah, Single Family Housing Revenue, Single Family Mortgage, AMT, 3.875%, 7/1/2014	1,140,000	1,073,082
		3,901,771
Vermont 0.3%
Vermont, Housing Finance Agency, Single Family, Series 23, AMT, 5.0%, 5/1/2034 (a)	1,235,000	1,081,292
Virginia 0.1%
Virginia, Water & Sewer Systems Revenue, Series B, 8.7%, 11/1/2011	275,000	276,361
Washington 1.1%
Washington, Energy Northwest Electric Revenue, Project No. 3, Series A, 5.5%, 7/1/2013	3,500,000	3,780,035
Washington, Housing Finance Authority, Nonprofit Housing Revenue, Series B, 5.1%, 7/1/2010, US Bank NA (b)	60,000	60,139
		3,840,174
Wisconsin 3.7%
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series D, AMT, 4.875%, 3/1/2036	2,830,000	2,458,081
Wisconsin, State General Obligation, Series A, Prerefunded, 5.75%, 5/1/2020 (e)	10,000,000	10,513,300
		12,971,381
Total Municipal Bonds and Notes (Cost $351,197,656)		337,085,540
	Shares	Value ($)

Open End Investment Company 3.1%
BlackRock Liquidity Funds MuniCash Portfolio, 2.43%** (Cost $10,976,388)	10,976,388	10,976,388
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $362,174,044)+	99.0	348,061,928
Other Assets and Liabilities, Net	1.0	3,386,424
Net Assets	100.0	351,448,352
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2008.
** Current yield; not a coupon rate.
+ The cost for federal income tax purposes was $362,179,527. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $14,117,599. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,333,853 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,451,452.
(a) Bond is insured by one of these companies:
Insurance Companies	As a % of Total Investment Portfolio
AMBAC Financial Group, Inc.	2.9
American Capital Access	1.1
Financial Guaranty Insurance Company	5.3
Financial Security Assurance, Inc.	11.6
MBIA Corp.	7.2
(b) Security incorporates a letter of credit from the bank listed.
(c) Taxable issue.
(d) When-issued security.
(e) At October 31, 2008, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At October 31, 2008, open interest rate swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/ (Depreciation) ($)
11/7/2008 11/7/2015	14,375,000[1]	Fixed —- 3.219%	Floating — BMA	37,972
2/19/2009 2/19/2020	16,200,000[1]	Fixed —- 3.724%	Floating — BMA	(100,482)
Total net unrealized depreciation				(62,510)
Counterparties: [1] Citigroup Global Markets, Inc. BMA: Represents the Bond Market Association Municipal Swap Index

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008
Assets
Investments in securities, at value (cost $362,174,044)	348,061,928
Cash	21,486
Receivable for investments sold	880,760
Receivable for Fund shares sold	774,290
Interest receivable	4,969,880
Due from Advisor	40,404
Other assets	76,356
Total assets	354,825,104
Liabilities
Payable for Fund shares redeemed	683,185
Payable for investments purchased — when-issued securities	2,000,000
Net unrealized depreciation on interest rate swap contracts	62,510
Distributions payable	132,166
Accrued management fee	141,317
Other accrued expenses and payables	357,574
Total liabilities	3,376,752
Net assets, at value	$ 351,448,352
Net Assets Consist of
Accumulated distributions in excess of net investment income	(132,166)
Net unrealized appreciation (depreciation) on: Investments	(14,112,116)
Interest rate swaps	(62,510)
Accumulated net realized gain (loss)	(11,401,539)
Paid-in capital	377,156,683
Net assets, at value	$ 351,448,352

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($107,765,921 ÷ 11,033,748 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.77
Maximum offering price per share (100 ÷ 98.00 of $9.77)	$ 9.97

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,763,894 ÷ 283,032 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.77

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($24,981,532 ÷ 2,558,781 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.76
Class S Net Asset Value, offering and redemption price(a) per share ($140,627,306 ÷ 14,415,812 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.76

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($75,309,699 ÷ 7,711,443 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.77
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2008
Investment Income
Income: Interest	$ 16,602,336
Expenses: Management fee	1,630,109
Administration fee	407,527
Services to shareholders	705,971
Distribution and service fees	478,685
Professional fees	108,045
Trustees' fees and expenses	17,360
Reports to shareholders	79,994
Registration fees	73,649
Custodian fee	18,449
Other	59,896
Total expenses before expense reductions	3,579,685
Expense reductions	(661,290)
Total expenses after expense reductions	2,918,395
Net investment income	13,683,941
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(4,525,813)
Interest rate swaps	(1,125,000)
(5,650,813)
Change in net unrealized appreciation (depreciation) on: Investments	(13,315,283)
Interest rate swaps	314,444
(13,000,839)
Net gain (loss)	(18,651,652)
Net increase (decrease) in net assets resulting from operations	$ (4,967,711)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended October 31,
	2008	2007
Operations: Net investment income	$ 13,683,941	$ 16,306,669
Net realized gain (loss)	(5,650,813)	(622,737)
Change in net unrealized appreciation (depreciation)	(13,000,839)	(1,570,269)
Net increase (decrease) in net assets resulting from operations	(4,967,711)	14,113,663
Distributions to shareholders from: Net investment income: Class A	(2,492,539)	(2,177,586)
Class B	(79,797)	(95,695)
Class C	(657,837)	(794,997)
Class S	(7,179,189)	(9,633,926)
Institutional Class	(3,246,832)	(3,631,901)
Total distributions	(13,656,194)	(16,334,105)
Fund share transactions: Proceeds from shares sold	197,037,493	88,469,291
Reinvestment of distributions	7,714,478	7,302,940
Cost of shares redeemed	(284,056,087)	(176,771,407)
Redemption fees	39,950	8,940
Net increase (decrease) in net assets from Fund share transactions	(79,264,166)	(80,990,236)
Increase (decrease) in net assets	(97,888,071)	(83,210,678)
Net assets at beginning of period	449,336,423	532,547,101
Net assets at end of period (including accumulated distributions in excess of net investment income of $132,166 and $242,800, respectively)	$ 351,448,352	$ 449,336,423

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.36
Income (loss) from investment operations: Net investment income[a]	.33	.33	.31	.25	.25
Net realized and unrealized gain (loss)	(.48)	(.04)	.01	(.05)	(.03)
Total from investment operations	(.15)	.29	.32	.20	.22
Less distributions from: Net investment income	(.33)	(.34)	(.30)	(.25)	(.25)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.77	$ 10.25	$ 10.30	$ 10.28	$ 10.33
Total Return (%)[b]	(1.53)[c]	2.81	3.20[c]	1.97[c]	2.20[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	108	63	82	131	159
Ratio of expenses before expense reductions (%)	.88	.88	.86	.83	.81
Ratio of expenses after expense reductions (%)	.85	.88	.81	.80	.80
Ratio of net investment income (%)	3.23	3.25	2.97	2.42	2.43
Portfolio turnover rate (%)	33	39	46	35	38
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.35
Income (loss) from investment operations: Net investment income[a]	.25	.26	.23	.17	.17
Net realized and unrealized gain (loss)	(.48)	(.05)	.01	(.04)	(.01)
Total from investment operations	(.23)	.21	.24	.13	.16
Less distributions from: Net investment income	(.25)	(.26)	(.22)	(.18)	(.18)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.77	$ 10.25	$ 10.30	$ 10.28	$ 10.33
Total Return (%)[b]	(2.29)[c]	2.07[c]	2.41[c]	1.23[c]	1.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	5	7
Ratio of expenses before expense reductions (%)	1.69	1.69	1.59	1.55	1.55
Ratio of expenses after expense reductions (%)	1.60	1.60	1.56	1.55	1.55
Ratio of net investment income (%)	2.48	2.53	2.22	1.67	1.68
Portfolio turnover rate (%)	33	39	46	35	38
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.29	$ 10.27	$ 10.33	$ 10.35
Income (loss) from investment operations: Net investment income[a]	.25	.25	.23	.17	.17
Net realized and unrealized gain (loss)	(.49)	(.04)	.01	(.05)	(.01)
Total from investment operations	(.24)	.21	.24	.12	.16
Less distributions from: Net investment income	(.25)	(.25)	(.22)	(.18)	(.18)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.76	$ 10.25	$ 10.29	$ 10.27	$ 10.33
Total Return (%)[b]	(2.40)[c]	2.11	2.40[c]	1.13	1.55
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	29	37	51	71
Ratio of expenses before expense reductions (%)	1.66	1.65	1.61	1.55	1.55
Ratio of expenses after expense reductions (%)	1.60	1.65	1.56	1.55	1.55
Ratio of net investment income (%)	2.48	2.47	2.22	1.67	1.68
Portfolio turnover rate (%)	33	39	46	35	38
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended October 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.24	$ 10.29	$ 10.27	$ 10.30
Income (loss) from investment operations: Net investment income[b]	.35	.36	.33	.19
Net realized and unrealized gain (loss)	(.48)	(.05)	.01	(.04)
Total from investment operations	(.13)	.31	.34	.15
Less distributions from: Net investment income	(.35)	(.36)	(.32)	(.18)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.76	$ 10.24	$ 10.29	$ 10.27
Total Return (%)[c]	(1.32)	3.09	3.35	1.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	141	260	303	2
Ratio of expenses before expense reductions (%)	.89	.80	.73	.84*
Ratio of expenses after expense reductions (%)	.60	.60	.67	.71*
Ratio of net investment income (%)	3.48	3.53	3.11	2.72*
Portfolio turnover rate (%)	33	39	46	35
[a] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.30	$ 10.28	$ 10.33	$ 10.35
Income (loss) from investment operations: Net investment income[a]	.35	.36	.33	.27	.28
Net realized and unrealized gain (loss)	(.48)	(.04)	.02	(.04)	(.01)
Total from investment operations	(.13)	.32	.35	.23	.27
Less distributions from: Net investment income	(.35)	(.37)	(.33)	(.28)	(.29)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.77	$ 10.25	$ 10.30	$ 10.28	$ 10.33
Total Return (%)	(1.31)[b]	3.11	3.47[b]	2.22[b]	2.52[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	75	94	107	204	336
Ratio of expenses before expense reductions (%)	.60	.58	.60	.58	.56
Ratio of expenses after expense reductions (%)	.60	.58	.55	.55	.55
Ratio of net investment income (%)	3.48	3.54	3.23	2.67	2.68
Portfolio turnover rate (%)	33	39	46	35	38
[a] Based on average shares outstanding during the period. [b] Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Short-Term Municipal Bond Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $11,396,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010 ($479,000), October 31, 2011 ($2,026,000), October 31, 2012 ($1,898,000), October 31, 2013 ($711,000), October 31, 2015 ($631,000), and October 31, 2016 ($5,651,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (11,396,000)
Net unrealized appreciation (depreciation) on investments	$ (14,117,599)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2008	2007
Tax-exempt income	$ 13,539,853	$ 16,193,258
Ordinary income	$ 116,341	$ 140,847

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $129,382,103 and $207,044,026, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's Average daily net assets.

For the period from November 1, 2007 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.84%
Class B	1.59%
Class C	1.59%
Class S	.59%
Institutional Class	.59%

Accordingly, for the year ended October 31, 2008, the Advisor reimbursed the Fund $494,777 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2008, the Advisor received an Administration Fee of $407,527, of which $30,128 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2008
Class A	$ 15,447	$ 15,447	$ —
Class B	2,221	2,221	—
Class C	7,497	7,497	—
Class S	117,081	117,081	—
Institutional Class	3,205	658	959
	$ 145,451	$ 142,904	$ 959

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2008
Class B	$ 24,253	$ 1,800
Class C	199,917	16,824
	$ 224,170	$ 18,624

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2008	Annual Effective Rate
Class A	$ 180,132	$ 6,005	$ 27,387.23%
Class B	7,991	887	300.22%
Class C	66,392	7,987	5,871.22%
	$ 254,515	$ 14,879	$ 33,558

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2008, aggregated $11,303.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended October 31, 2008, the CDSC for Class B and C shares was $5,823 and $5,937, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2008, DIDI received $14,277 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $38,691, of which $13,510 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended October 31, 2008, the Fund paid its allocated portion of the retirement benefit of $2,329 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2008, the Fund's custodian fee was reduced by $3,720 and $2,681, respectively, for custodian and transfer agent credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,294,079	$ 93,831,491	1,629,195	$ 16,734,599
Class B	40,689	413,073	9,496	97,640
Class C	600,347	6,050,296	228,251	2,344,524
Class S	6,316,621	63,606,978	4,105,618	42,135,622
Institutional Class	3,265,577	33,135,655	2,641,171	27,156,906
		$ 197,037,493		$ 88,469,291
Shares issued to shareholders in reinvestment of distributions
Class A	181,643	$ 1,831,521	143,099	$ 1,470,469
Class B	5,555	56,181	6,542	67,222
Class C	41,195	416,474	46,612	478,846
Class S	271,499	2,743,226	240,555	2,468,439
Institutional Class	263,682	2,667,076	274,225	2,817,964
		$ 7,714,478		$ 7,302,940
Shares redeemed
Class A	(4,541,782)	$ (45,721,627)	(3,588,692)	$ (36,908,145)
Class B	(86,271)	(872,385)	(106,510)	(1,094,805)
Class C	(880,552)	(8,897,928)	(1,057,018)	(10,862,759)
Class S	(17,616,365)	(178,170,355)	(8,318,798)	(85,431,757)
Institutional Class	(5,025,116)	(50,393,792)	(4,131,628)	(42,473,941)
		$ (284,056,087)		$ (176,771,407)
Redemption fees		$ 39,950		$ 8,940
Net increase (decrease)
Class A	4,933,940	$ 49,942,413	(1,816,398)	$ (18,703,077)
Class B	(40,027)	(403,129)	(90,472)	(929,943)
Class C	(239,010)	(2,430,636)	(782,155)	(8,039,389)
Class S	(11,028,245)	(111,802,900)	(3,972,625)	(40,821,558)
Institutional Class	(1,495,857)	(14,569,914)	(1,216,232)	(12,496,269)
		$ (79,264,166)		$ (80,990,236)

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Short-Term Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short-Term Municipal Bond Fund (the "Fund") at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended October 31, 2008, 99% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and three-year periods ended December 31, 2007, and has outperformed its benchmark in the five-year period ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SRMAX	SRMBX	SRMCX	SRMSX	MGSMX
CUSIP Number	23339E 764	23339E 756	23339E 749	23339E 731	23339E 723
Fund Number	436	636	736	2336	536

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October, 2008, DWS Short-Term Municipal Bond Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT-TERM MUNICIPAL BOND FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$67,468	$0	$0	$0
2007	$62,950	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$600,000	$619,000
2007	$0	$25,000	$0	$25,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Europe & Russia Fund, Inc.

DWS Core Fixed Income Fund, a series of DWS Advisor Funds

DWS High Income Plus Fund, a series of DWS Advisor Funds

DWS International Select Equity Fund, a series of DWS Advisor Funds

DWS Short Duration Fund, a series of DWS Advisor Funds

DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

DWS Balanced Fund

DWS Blue Chip Fund

DWS Global High Income Fund, Inc.

DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

DWS Europe Equity Fund, a series of DWS International Fund, Inc.

DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

DWS Strategic Government Securities Fund

DWS Strategic Income Fund

DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008